Port Street Quality Growth Fund
Schedule of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 57.8%
Communication Services - 5.7%
Alphabet, Inc., Class A *	2,100	$2,977,905
Walt Disney Co.	42,400	4,728,024
		7,705,929
Consumer Discretionary - 3.5%
NIKE, Inc., Class B	24,600	2,412,030
Starbucks Corporation	30,500	2,244,495
		4,656,525
Consumer Staples - 5.8%
Coca-Cola Co.	80	3,575
PepsiCo, Inc.	14,500	1,917,770
Procter & Gamble Co.	15,700	1,877,249
Reckitt Benckiser Group plc - ADR	119,400	2,208,303
Walmart, Inc.	15,600	1,868,568
		7,875,465
Financials - 3.9%
Berkshire Hathaway, Inc., Class B *	29,800	5,319,598

Health Care - 10.0%
Becton, Dickinson & Co.	3,500	837,445
Biogen, Inc. *	10,800	2,889,540
Johnson & Johnson	13,200	1,856,316
Medtronic plc	22,000	2,017,400
Novo Nordisk - ADR	60,400	3,954,992
Varian Medical Systems, Inc. *	16,600	2,033,832
		13,589,525
Industrials - 10.7%
3M Co.	13,300	2,074,667
C.H. Robinson Worldwide, Inc.	54,800	4,332,488
Expeditors International of Washington, Inc.	25,600	1,946,624
General Dynamics Corporation	15,000	2,241,900
Raytheon Technologies Corporation	62,000	3,820,440
		14,416,119
Information Technology - 17.2%
Accenture plc, Class A	9,100	1,953,952
Apple, Inc.	11,080	4,041,984
Cisco Systems, Inc.	92,900	4,332,856
Cognizant Technology Solutions Corporation, Class A	74,400	4,227,408
Microsoft Corporation	20,100	4,090,551
Oracle Corporation	84,600	4,675,842
		23,322,593
Materials - 1.0%
International Flavors & Fragrances, Inc.	10,898	1,334,569

Total Common Stocks
(Cost $58,320,100)		78,220,323

SHORT-TERM INVESTMENTS - 35.1%	Par
U.S. Treasury Bills
0.108%, 7/23/2020 (a)(b)	$29,000,000	28,998,006
0.118%, 8/20/2020 (a)(b)	18,600,000	18,596,900

Total Short-Term Investments
(Cost $47,595,226)		47,594,906

Total Investments - 92.9%
(Cost $105,915,326)		125,815,229
Other Assets and Liabilities, Net - 7.1%		9,658,319
Total Net Assets - 100.0%		$135,473,548

ADR - American Depositary Receipt
plc - Public Limited Company
*	Non-income producing security
(a)	Rate shown is the effective yield as of June 30, 2020.
(b)	Level 2 security.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$78,220,323	$-	$-	$78,220,323
Short-Term Investments	-	47,594,906	-	47,594,906
Total Investments	$78,220,323	$47,594,906	$-	$125,815,229

Refer to the Schedule of Investments for further information on the classificatio of investments.